UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2007, providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7)

       Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Fl. New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                       No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $665,199,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A1X, Class 2-A2, Class 2-2AX, Class 2-A3, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A21, Class 2-A22, Class 2-A23, Class 2-A24, Class 2-AS1, Class 2-AS2, Class 2-AS3, Class 2-AS4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class 2-B1, Class 2-B2, Class 2-B3 and Class R-II Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-7 on July 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 11, 2007, as supplemented by the Prospectus Supplement, dated July 30, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”), U.S. Bank National Association, as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A1X, Class 2-A2, Class 2-2AX, Class 2-A3, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A21, Class 2-A22, Class 2-A23, Class 2-A24, Class 2-AS1, Class 2-AS2, Class 2-AS3, Class 2-AS4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6, Class X, Class C, Class 1-AP, Class 2-AP, Class R-I and Class R-II Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain adjustable rate, conventional, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $673,250,948.54 as of July 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01.	Financial Statements; Pro Forma Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1	Terms Agreement, dated July 27, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of July 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Securities Administrator and HSBC Bank USA, National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP.

99.4	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.5
Swap Confirmation, dated as of July 31, 2007, by and between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-7.

99.6
ISDA Master Agreement and Schedule, dated as of July 31, 2007, by and between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-7.

99.7
ISDA Credit Support Annex to the ISDA Master Agreement dated as of July 31, 2007, by and between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: August 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement, dated July 27, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of July 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Securities Administrator and HSBC Bank USA, National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP.

99.4	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.5
Swap Confirmation, dated as of July 31, 2007, by and between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-7.

99.6
ISDA Master Agreement and Schedule, dated as of July 31, 2007, by and between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-7.

99.7
ISDA Credit Support Annex to the ISDA Master Agreement dated as of July 31, 2007, by and between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-7.